OTHER ASSETS	12 Months Ended
Dec. 31, 2025
OTHER ASSETS
OTHER ASSETS

NOTE 11 - OTHER ASSETS

			Change
	12/31/2025	12/31/2024	$	%

Deferred offering costs	1,025,195	1,025,195	-	0%
	1,025,195	1,025,195	-	0%

Deferred offering costs were related to efforts of the Company in orders to perform the Initial Public Offerings (“IPO”) in the amount of USD 1,025,195. Therefore, the mainly expenses were due to legal and consulting services in the amount of USD 562,601 and USD 462,594 respectively.